                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          NOVEN PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                      [NOVEN PHARMACEUTICALS, INC. LOGO]

                                                                     May 1, 1997

Dear Stockholder:

     The 1997 Annual Meeting of Stockholders of Noven Pharmaceuticals, Inc. (the "Corporation") will convene at 10:00 A.M. on Tuesday, June 3, 1997. The meeting will be held at the Miami Marriott Dadeland Hotel located at 9090 South Dadeland Boulevard, Miami, Florida and will address the matters referred to in the enclosed Notice of Meeting.

     Your proxy is also enclosed. If you do not plan to attend the meeting, please review the enclosed material, make your decision and sign and return your proxy in the return envelope provided. If you do not plan to attend the meeting, sending in your proxy now will assure that your shares are voted. Be assured that if you send in an executed proxy you may revoke it at any time before it is voted at the meeting by filing with the Secretary of the Corporation a document revoking it, by submitting a proxy bearing a later date, or by attending the meeting and voting in person.

     The Board of Directors, as well as the executive officers of the Corporation, look forward to seeing you. We hope you will participate in your Annual Meeting, if not in person, then by proxy.

                                           Sincerely yours,

                                           /s/ Steven Sablotsky
                                           STEVEN SABLOTSKY
                                           Chairman of the Board and President

                    NOTICE OF ANNUAL STOCKHOLDERS MEETING OF
                          NOVEN PHARMACEUTICALS, INC.

                      [NOVEN PHARMACEUTICALS, INC. LOGO]

To the Stockholders of Noven Pharmaceuticals, Inc.
(the "Corporation"),

     NOTICE IS HEREBY GIVEN, that the 1997 Annual Meeting of the Stockholders of the Corporation will be held at the Miami Marriott Dadeland Hotel located at 9090 South Dadeland Boulevard, Miami, Florida, on Tuesday, June 3, 1997 at 10:00 A.M. for the following purposes:

          1. to elect five members to the Board of Directors for the ensuing year;

          2. to ratify and approve an amendment to the certificate of incorporation to increase the number of authorized shares of common stock;


          3. to ratify and approve a stock option plan which provides for the grant of incentive stock options and non-qualified stock options;


          4. to ratify and approve the appointment of Deloitte & Touche LLP as the independent certified public accountants of the Corporation for 1997; and

          5. to transact any other business which may properly come before the Annual Meeting, or any adjournment thereof.

     April 28, 1997 has been fixed as the record date for the determination of the Stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. All Stockholders are cordially invited to attend the meeting in person.

     Please return the proxy enclosed with this Notice as soon as possible so that your shares can be voted at the 1997 Annual Meeting.

     Please be sure that your proxy is signed and dated; it cannot be voted without your signature.

                                          STEVEN SABLOTSKY

                                          /s/ Steven Sablotsky
                                          -----------------------------------
                                          Chairman of the Board and President
                                          By Order of the Board of Directors
Dated: May 1, 1997

                        [NOVEN PHARMACEUTICALS, INC. LOGO]

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 3, 1997

                                PROXY STATEMENT

     The Board of Directors of Noven Pharmaceuticals, Inc. (the "Corporation") is soliciting proxies, the form of which is enclosed, to be used at the Annual Meeting of Stockholders to be held on Tuesday, June 3, 1997, and at any adjournment thereof. This proxy statement and the accompanying proxy card are first being sent to Stockholders on or about May 1, 1997.

     The shares of common stock ("Common Stock") represented by all properly executed proxies received by the Corporation will be voted as specified by the Stockholders. If no specifications are given, the Common Stock represented by the proxy will be voted FOR Proposals 1, 2, 3 and 4. A Stockholder who has given a proxy may revoke it at any time before it is voted at the meeting by filing with the Secretary of the Corporation a document revoking it, by submitting a proxy bearing a later date, or by attending the meeting and voting in person. Under Delaware law, abstentions are treated as present and entitled to vote. Broker non-votes will not be included in vote totals and will have no effect on the outcome of the votes.

     The expense of soliciting proxies will be borne by the Corporation. Proxies will be solicited principally by mail, but directors, officers and regular employees of the Corporation, who will receive no additional compensation, may solicit proxies by any appropriate means. The Corporation will reimburse custodians, nominees or other persons for their out-of-pocket expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners.

     YOU ARE REQUESTED, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, TO SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                     VOTING SECURITIES AND SHARE OWNERSHIP


     On April 28, 1997 there were 19,961,284 shares of Common Stock, $.0001 par value per share, outstanding. Each share of Common Stock of record on the books of the Corporation at the close of business on April 28, 1997 entitles its owner to one vote, either in person or by proxy, upon each matter to come before the meeting.


     The following table sets forth, as of April 28, 1997, information with respect to the beneficial ownership of Common Stock by (i) each person known to the Corporation to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director and named executive officer of the Corporation who beneficially owns any shares of Common Stock and (iii) all directors and executive officers of the Corporation as a group.


                                                              NUMBER OF SHARES OF
                                                                 COMMON STOCK
                                                                 BENEFICIALLY       PERCENTAGE OF
NAME                                                               OWNED(1)             TOTAL
----                                                          -------------------   -------------
Steven Sablotsky(2).........................................       4,764,428            23.85%
Mitchell Goldberg(3)........................................         603,529             3.02%
Sheldon H. Becher(4)........................................         124,098            *    %
Sidney Braginsky(5).........................................          14,999            *    %
Lawrence J. DuBow(6)........................................          18,999            *    %
Robin J. Norris, MD(7)......................................          31,500            *    %
William A. Pecora(8)........................................          45,170            *    %
Colin A. Morris.............................................          24,619            *    %
Ciba-Geigy Corporation(9)...................................       1,091,151             5.18%
  444 Saw Mill River Road
  Ardsley, New York 10502
Scudder Stevens & Clark, Inc................................       1,607,800             8.05%
  Two International Place
  Boston, Mass 02110-4103(10)
The TCW Group, Inc..........................................       1,125,000             5.64%
  865 South Figueroa Street
  Los Angeles, CA 90017(11)
All directors and executive officers as a group (8 persons)
  (2)(3)(4)(5)(6)(7)(8).....................................       5,627,342            28.02%


---------------

  * (less than 1%)

 (1) To the Corporation's knowledge, all shares of Common Stock are owned beneficially, with sole voting and investment power, except as otherwise noted.

 (2) Includes 13,333 shares subject to options granted pursuant to the Stock Option Plan (the "Plan") which become exercisable on or before June 29, 1997; does not include 86,667 shares subject to options granted pursuant to the Plan a portion of which become exercisable on December 13, 1997; does not include 20,275 shares owned by, or options to purchase 24,000 shares granted pursuant to the Plan to, Noreen Sablotsky, Secretary of the Corporation nor 24,400 shares held in custodial accounts for the benefit of his minor children and for all of which Mr. Sablotsky disclaims beneficial ownership.


 (3) Includes 2,000 shares subject to options granted pursuant to the Plan which become exercisable on or before June 29, 1997; does not include 48,000 shares subject to options granted pursuant to the Plan a portion of which become exercisable on December 13, 1997; does not include 4,300 shares held in custodial accounts for the benefit of his minor children and for which Mr. Goldberg disclaims beneficial ownership.

 (4) Includes 7,499 shares subject to options granted pursuant to the Plan which become exercisable on or before June 29, 1997; does not include 2,501 shares subject to options granted pursuant to the Plan, a portion of which become exercisable on June 6, 1998.
 (5) Shares subject to options granted pursuant to the Plan which are exercisable on or before June 29, 1997; does not include 2,501 shares subject to options granted pursuant to the Plan, a portion of which become exercisable on June 6, 1998.

 (6) Includes 14,999 shares subject to options granted pursuant to the Plan which are exercisable on or before June 29, 1997; does not include 2,501 shares subject to options granted pursuant to the Plan, a portion of which become exercisable on June 6, 1998.
 (7) Shares subject to options granted pursuant to the Plan which are exercisable on or before June 29, 1997; does not include options for 108,500 shares subject to options granted pursuant to the Plan, a portion of which become exercisable on December 13, 1997.
 (8) Includes 35,000 shares subject to options granted pursuant to the Plan which become exercisable on or before June 29, 1997; does not include 36,000 shares subject to options granted pursuant to the Plan a portion of which become exercisable on December 13, 1997.
 (9) Shares subject to purchase through the exercise of certain warrants dated November 15, 1991, April 1, 1993 and November 28, 1994, which have not been exercised, in whole or in part, to date.
(10) The most recent report on Schedule 13G filed on or about February 10, 1997 with the Securities and Exchange Commission, Scudder, Stevens & Clark, Inc., a registered Investment Advisor, reported shared voting power with respect to 814,400 shares.
(11) The most recent report on Schedule 13G filed on or about February 12, 1997 with the Securities and Exchange Commission, disclosed that Robert Day, 200 Park Avenue, Suite 2200, New York, NY 10166, may be deemed to control The TCW Group, Inc.

                     ELECTION OF DIRECTORS -- PROPOSAL (1)

     Unless you specify otherwise on the accompanying proxy, it will be voted for Steven Sablotsky, Mitchell Goldberg, Sheldon H. Becher, Sidney Braginsky and Lawrence J. DuBow, the nominees for directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified. All of the nominees have consented to serve if elected. Directors will be elected by a plurality of the shares of Common Stock present or represented and entitled to vote at the meeting.

     If any nominee should become unavailable to serve, the proxies will be voted for a substitute nominee designated by the Board of Directors in its sole discretion. The Board of Directors knows of no reason to anticipate that this will occur. Each of the nominees is presently a director of the Corporation.

     The names of the directors and executive officers and information about each is set forth below.

NAME                                                 AGE                     POSITION
----                                                 ---                     --------
DIRECTORS AND EXECUTIVE OFFICERS
Steven Sablotsky...................................  42    Chairman of the Board and President
Mitchell Goldberg..................................  40    Executive Vice-President and Director
Sheldon H. Becher..................................  68    Director
Sidney Braginsky...................................  59    Director
Lawrence J. DuBow..................................  65    Director
Robin J. Norris, MD................................  50    Vice President and Chief Operating Officer
William A. Pecora..................................  52    Vice President of Finance and Chief
                                                           Financial Officer
Colin A. Morris....................................  55    Vice President of Corporate Planning*

---------------

* Until June 12, 1996

     Mr. Sablotsky is a founder of the Corporation. He has served as Chairman of the Board and President of the Corporation since its organization in January 1987. He is a member of the American Institute of Chemical Engineers.

     Mr. Goldberg is a co-founder of the Corporation and has served as Executive Vice-President since July 1988 and as a director since January 1987. Mr. Goldberg is a cousin of Mr. Sablotsky.

     Mr. Becher has been a director of the Corporation since January 1987 and is Chairman of the Board and President of Becher, Herzog, Nall & Company, P.A., Certified Public Accountants, a position he has held for over 10 years. Mr. Becher was the chief financial officer of the Corporation from December 1987 until October 1992. Mr. Becher serves as Chairman of the Audit Committee and the Executive Compensation Committee.

     Mr. Braginsky has been a director of the Corporation since June 1992 and is President and Chief Operating Officer of Olympus America, Inc. an international manufacturer of consumer products, cameras, tape recorders, medical endoscopes, optoelectronic equipment, biological and industrial microscopes and clinical analyzers. Mr. Braginsky serves on the Board of Directors of Olympus Corporation, where he has been employed since 1970. Mr. Braginsky serves as a member of the Audit Committee, the Executive Compensation Committee and the Stock Option Committee.

     Mr. DuBow has been a director of the Corporation since June 1992 and is the founder and Chairman of the Board of HMS Sales and Marketing, Inc., which is presently engaged in marketing pharmaceutical products. Since 1957, he has been engaged in various capacities within the pharmaceutical industry, including president and principal stockholder of Lawrence Pharmaceuticals, Inc. Mr. DuBow was the former President of the Drug Wholesalers' Association and a former Chairman of the National Wholesale Druggists' Association. Mr. DuBow serves as a member of the Audit Committee, the Executive Compensation Committee and the Stock Option Committee.

     Dr. Norris has served as Vice-President and Chief Operating Officer of the Corporation since April 1995. From March 1993 until January 1995, Dr. Norris was Vice-President of Medical Affairs for Biostar, Inc., a diagnostics company. From 1990 until March 1993, he served as Vice-President of New Product Development for Rhone-Poulenc Rorer, Inc.

     Mr. Pecora has served as Vice President of Finance and Chief Financial Officer of the Corporation since October 1992. From September 1987 until September 1992, Mr. Pecora was Vice-President of Finance of Elexis Corporation, a public company engaged in manufacturing health care accessories. Prior thereto, he served as Senior Vice-President of Finance and Administration for International Jensen, Inc., a division of Esmark, Inc.


     Mr. Morris served as Vice President of Corporate Planning from November 1995 until June 12, 1996. He continued employment with the Corporation as a Consultant from June 1996 to January 1, 1997. Prior thereto, Mr. Morris served as Vice President of Operations since April 1993. From September 1988 through April 1993, Mr. Morris was employed by Rhone-Poulenc Rorer, Inc. in various technical positions.


INFORMATION REGARDING THE BOARD OF DIRECTORS

     The Board of Directors held seven meetings in 1996 and took action by unanimous written consent on two occasions. In 1996 four directors attended at least 75% of the aggregate total number of meetings held by the Board of Directors and committees on which each director served. Mr. Braginsky attended 64.3% of the aggregate total number of meetings held by the Board of Directors and committees on which he served.

AUDIT COMMITTEE

     The Audit Committee reviews the financial statements of the Company and management's disclosures and recommends to the Board of Directors the independent public accountants to be employed by the Corporation. The Audit Committee also confers with the independent public accountants concerning the scope of the audit and, on completion of their audit, reviews the accountants' findings and recommendations, reviews the adequacy of the Corporation's system of internal accounting controls and reviews areas of possible conflicts of interest and sensitive payments. The Audit Committee held three meetings in 1996.

EXECUTIVE COMPENSATION COMMITTEES

     The Executive Compensation Committee develops and implements formal policies with respect to executive compensation in order to best link future compensation to the level of performance of the executive and the overall performance of the Corporation. The Executive Compensation Committee held two meetings in 1996.**
---------------

** In December 1996, the Compensation/Stock Option Committee was restructured into two (2) separate committees -- The Executive Compensation Committee and the Stock Option Committee. Before its restructuring, the Compensation/Stock Option Committee held two meetings in 1996. After restructing, each committee held one meeting.

STOCK OPTION COMMITTEE

     The Stock Option Committee administers the Corporation's Stock Option Plan. The Stock Option Committee also evaluates and makes recommendations to the Board of Directors concerning stock option plans and other benefit programs. The Stock Option Committee held two meetings in 1996.***
---------------

*** See, footnote ** above.

COMPENSATION

  Directors

     Directors of the Corporation, who are also employees, do not receive any stated salary for services rendered in their capacity as directors but, by resolution of the Board, a fixed fee and/or reimbursement of expenses may be provided for attendance at each meeting. No such fees or reimbursements were paid in 1996.

     Each director not employed by the Corporation receives $7,500 per year for his services as a director, in addition to $750 for each Board meeting attended and $750 for each Board Committee meeting attended. In addition, the Chairman of each Board Committee receives $2,500 per year for his services as Chairman.

     Further, in June 1996, Messrs Becher, Braginsky and DuBow were each awarded options to purchase 2,500 shares upon re-election to the Board of Directors pursuant to the terms of the Stock Option Plan.

  Executive Officers

     The following table sets forth all compensation paid or accrued during the three fiscal years ended December 31, 1996 by the Corporation for services rendered by certain executive officers of the Corporation.

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG TERM
                                                                                  COMPENSATION
                                                                                     AWARDS
                                                   ANNUAL COMPENSATION        ---------------------
                                               ---------------------------    SECURITIES UNDERLYING
        NAME AND PRINCIPAL POSITION*           YEAR     SALARY      BONUS            OPTIONS
        ----------------------------           ----    --------    -------    ---------------------
Steven Sablotsky.............................  1996    $325,000    $65,000            60,000
  President and                                1995    $290,000    $50,000            40,000
  Chairman of the                              1994    $230,000    $40,000                 0
  Board
Mitchell Goldberg............................  1996    $165,000    $33,000            30,000
  Executive Vice                               1995    $150,000    $25,000            20,000
  President                                    1994    $132,000    $15,000                 0
Robin J. Norris, MD..........................  1996    $187,000    $37,500            25,000
  Vice President and                           1995    $121,000    $15,000           115,000
  Chief Operating                              1994         N/A        N/A               N/A
  Officer
William A. Pecora............................  1996    $110,000    $22,000            20,000
  Vice President of                            1995    $104,000    $10,000            20,000
  Finance and                                  1994    $ 97,000    $ 2,500                 0
  Chief Financial Officer
Colin A. Morris..............................  1996    $165,000    $     0                 0
  Vice President                               1995    $160,000    $ 2,500           110,000
  of Corporate                                 1994    $147,000    $10,000                 0
  Planning

---------------

* Includes President (chief executive officer) and most highly compensated executives whose salary and bonus exceeded $100,000 in 1996.

STOCK OPTIONS

     The following table sets forth all grants in 1996 of stock options to the executive officers named in the Summary Compensation Table.

                      OPTIONS GRANTED IN LAST FISCAL YEAR

                                                                                        POTENTIAL REALIZABLE
                                                                                          VALUE AT ASSUMED
                                                  % OF TOTAL                            ANNUAL RATES OF STOCK
                                                   OPTIONS                             PRICE APPRECIATION FOR
                                                  GRANTED TO   EXERCISE                      OPTION TERM
                                        OPTIONS   EMPLOYEES    OR BASE    EXPIRATION   -----------------------
                 NAME                   GRANTED    IN 1996      PRICE        DATE          5%          10%
                 ----                   -------   ----------   --------   ----------   ----------   ----------
Steven Sablotsky......................  60,000      16.54%      $15.82     12/09/01      $382,528     $900,791
Mitchell Goldberg.....................  30,000       8.27%      $14.38     12/09/03      $173,854     $409,399
Robin J. Norris, MD...................  25,000       6.89%      $14.38     12/09/03      $144,879     $341,166
William A. Pecora.....................  20,000       5.51%      $14.38     12/09/03      $115,903     $272,932

     The following table sets forth certain information with respect to outstanding stock options held at year end by the named executive officers or exercised under the Plan in 1996.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END
                                 OPTION VALUES

                                                              NUMBER OF SECURITIES                VALUE OF UNEXERCISED
                                                         UNDERLYING UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS AT
                                                            HELD AT DECEMBER 31, 1996             DECEMBER 31, 1996(1)
                        SHARES ACQUIRED      VALUE      ---------------------------------   ---------------------------------
         NAME           ON EXERCISE(#)    REALIZED($)   EXERCISABLE(#)   UNEXERCISABLE(#)   EXERCISABLE($)   UNEXERCISABLE($)
         ----           ---------------   -----------   --------------   ----------------   --------------   ----------------
Steven Sablotsky......        N/A             N/A           13,333             86,667          $ 32,666          $ 65,334
Mitchell Goldberg.....        N/A             N/A            2,000             48,000          $ 67,000          $ 63,000
Robin J. Norris, M.D..        N/A             N/A           11,500            128,500          $ 63,450          $571,050
William A. Pecora.....        N/A             N/A           33,000             38,000          $105,770          $ 78,750
Colin A. Morris.......        N/A             N/A           46,000             99,000          $154,375          $601,875

---------------

(1) Represents difference between exercise price and market price of Noven Common Stock on December 31, 1996 ($14.00).

EMPLOYMENT AGREEMENTS

     In December 1994, the Corporation entered into employment agreements with Steven Sablotsky and Mitchell Goldberg. Each of these agreements is for a term of three years commencing January 1, 1995 through December 31, 1997, and provides for annual cost of living increases and additional annual increases and bonuses at the discretion of the Board of Directors. Mr. Sablotsky's salary for 1997 is $375,000. Mr. Sablotsky's agreement also provides for, among other things, life and disability insurance and an automobile. Mr. Goldberg's salary for 1997 is $190,000. Mr. Goldberg's employment agreement also provides for, among other things, life and disability insurance.

     On February 1, 1995 the Corporation entered into an employment agreement with Colin A. Morris. This Agreement was for a period of two years commencing January 1, 1995 through December 31, 1996, and provided for annual cost of living increases and additional annual increases and bonuses at the discretion of the

Board of Directors. On June 12, 1996, the Corporation entered into a Severance and Consulting Agreement with Mr. Morris. Pursuant to this Agreement, his employment with the Corporation, as the Vice President of Corporate Planning, was terminated, but he remained employed as a consultant through January 1, 1997.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, the Corporation's executive officers and directors are required to file with the Securities and Exchange Commission reports of ownership and changes in ownership of the Common Stock. Copies of such reports are required to be furnished to the Corporation. Based solely on its review of the copies of such reports furnished to the Corporation, the Corporation believes that during 1996 all of its executive officers and directors complied with the Section 16(a) requirements.

STOCKHOLDER RETURN PERFORMANCE GRAPH


     The following graph compares the yearly percentage change in the cumulative total Stockholder return on the Corporation's Common Stock against the cumulative total return of the Russell 2000 Stock Index and Peer Group (Value Line Drug Industry) for the five year period through December 31, 1996.


                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*

            NOVEN COMMON STOCK, RUSSELL 2000 INDEX AND PEER GROUP**

                     (PERFORMANCE RESULTS THROUGH 12/31/96)

        MEASUREMENT PERIOD                NOVEN        RUSSELL 2000 INDEX     DRUGS (PEER
      (FISCAL YEAR COVERED)          PHARMACEUTICALS                            GROUP)
1991                                           100.00              100.00             100.00
1992                                           190.74              118.41              83.06
1993                                           209.26              140.80              76.38
1994                                           183.33              138.01              83.13
1995                                           166.67              177.26             132.16
1996                                           207.41              206.48             163.65


Assumes $100 invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in Noven Common Stock, Russell 2000 Index and Peer Group.


 * Cumulative total return assumes reinvestment of dividends.
** Peer Group consists of Value Line Drug Industry.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

     For the year ended December 31, 1996, the Corporation paid $67,180 to the accounting firm of Becher, Herzog, Nall & Company, P.A. for services rendered. Sheldon H. Becher, a director of the Corporation, is the Chairman of the Board, the President and a stockholder of this firm.

EXECUTIVE COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  Policy

     The Corporation's executive compensation program is administered by the Compensation Committee (the "Committee"), which consists of three non-employee directors. The compensation program is based on the general principle that compensation be designed to allow the Corporation to secure and retain the services of high quality executives.

     The Corporation's compensation program consists of the following three components: 1) a base salary, 2) annual incentives and 3) long-term incentives. The Corporation's annual incentives are awarded in the form of cash bonuses and long-term incentives are awarded in the form of stock options.

     It is the Committee's belief that the base salary should be the major fixed element of an executive compensation package. The base salary for executives is targeted at the mean level for competitors in the pharmaceutical industry. For the purpose of establishing these levels, the Corporation compares itself to a self-selected group of six pharmaceutical companies that compete with the Corporation in business or who are in competition with the Corporation for executive talent.

     The Committee further believes annual incentives, in the form of cash bonuses, should be used to reward an individual executive for exceptional performance. Thus, annual incentives can serve as a motivational tool to focus the executive's attention on his own performance. The determination of what is exceptional performance is, at this stage, a subjective one made by the members of the Committee based on general criteria, including the executive's role in the progress of the Corporation's products, regulatory matters, organizational staffing and other corporate developments. Annual incentives also allow the Committee to adjust compensation packages on an annual basis so that they remain competitive.

     Stock options allow the Corporation to motivate executives to increase stockholder value. This type of incentive also allows the Corporation to recruit members of the management team whose contributions and skills are important to its long-term success. Incentives, in the form of stock options, also provide the Corporation with a method of compensation that avoids cash expenditures. Recommendations concerning stock options and the administration of the Corporation's Stock Option Plan are now made by the Stock Option Committee.

     The Committee evaluates the following seven factors in order to determine an adequate level of total compensation:

          (1) Type of responsibility of the executive;

          (2) Executive's level within the Corporation;

          (3) Corresponding amounts paid by members of the defined competitive industry group;

          (4) Supply and demand factors;

          (5) Size of Corporation;

          (6) Executive performance; and

          (7) Corporation's profitability.

     The Committee assigns no specific weight to any of the foregoing factors when making compensation determinations.

  Chief Executive Officer Compensation

     Mr. Sablotsky's employment agreement calls for annual cost of living increases and additional increases and bonuses at the discretion of the Board of Directors. Mr. Sablotsky received an annual bonus of $65,000 in 1996 and an increase in base salary of $50,000. Mr. Sablotsky also received options to purchase 60,000 shares of common stock.

     The Committee took into account Mr. Sablotsky's role in the performance of the Corporation in its efforts to (i) obtain regulatory approvals for products submitted for review; (ii) develop new products, and (iii) establish a management and employee team to further the goals of the Corporation. Additionally, the Committee took into account Mr. Sablotsky's successful efforts in regard to his continuing lead role in the Corporation's activities with licensees in areas of technology, manufacturing and quality control. The award to Mr. Sablotsky of a cash bonus, stock options and increase in base salary also maintained his compensation within the acceptable range of targeted compensation set by the Committee.

     Compensation Committee:
         Sheldon H. Becher (Chairman)
         Sidney Braginsky
         Lawrence J. DuBow

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF ALL NOMINEES.

        AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER
              OF AUTHORIZED SHARES OF COMMON STOCK -- PROPOSAL (2)

     Unless you specify otherwise on the accompanying proxy, it will be voted for the Amendment to increase the number of authorized shares of Common Stock.

DESCRIPTION

     The proposed Amendment to Article IV of the Corporation's Certificate of Incorporation authorizes the Corporation to issue up to 40,000,000 shares of Common Stock, par value $.0001.

PURPOSES AND EFFECTS OF AMENDMENT


     The Corporation is presently authorized to issue 30,000,000 shares of Common Stock, par value $.0001 per share, of which, as of April 28, 1997, 19,961,284 shares were issued and outstanding. An additional 1,356,506 shares of Common Stock are reserved for issuance upon exercise of outstanding stock options; an additional 2,091,151 shares of Common Stock are reserved for issuance pursuant to outstanding warrants; and an additional 4,000,000 shares of Common Stock are proposed to be reserved for issuance pursuant to the Corporation's 1997 Stock Option Plan. Accordingly, 27,408,941 shares are either issued and outstanding, reserved, or proposed to be reserved for issuance.

     The Amendment will increase the authorized Common Stock of the Corporation by 10,000,000 shares from 30,000,000 to 40,000,000 shares. The Amendment will provide the Corporation with additional shares of Common Stock which may be used in connection with future acquisitions, in connection with the issuance of warrants, for stock splits and stock dividends, for conversions of preferred stock or debt and for other corporation purposes, including the raising of additional capital at times when the Board of Directors of the Corporation, in its discretion, deems it advantageous to do so. If approved, the increased number of authorized shares of Common Stock will be available for issuance from time to time for such purposes and consideration as the Board of Directors may approve and no further vote of the Stockholders of the Corporation will be required, except as provided under Delaware corporation law or if the rules of any national securities exchange apply. The availability of additional shares for issuance, without the delay and expense of obtaining the approval of Stockholders at a special meeting, will afford the Corporation greater flexibility in acting upon proposed transactions.

     The additional shares of Common Stock for which authorization is sought would be identical to the shares of Common Stock of the Corporation now authorized. Holders of Common Stock do not have preemptive rights to subscribe to additional securities which may be issued by the Corporation. The increase in the number of shares of Common Stock which the Corporation is authorized to issue would not, by itself, have any effect on the rights of existing Stockholders.

     The affirmative vote of the majority of the outstanding shares of Common Stock present, or represented and entitled to vote at the meeting, is necessary for the adoption of the Amendment.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ADOPTION OF THIS AMENDMENT AND AUTHORIZATION OF UP TO 40,000,000 SHARES OF COMMON STOCK.

     APPROVAL OF THE 1997 STOCK OPTION PLAN WHICH PROVIDES FOR THE GRANT OF INCENTIVE STOCK OPTIONS AND NON-QUALIFIED STOCK OPTIONS -- PROPOSAL (3)


     The Board of Directors is proposing for stockholder approval at the Annual Meeting the Corporation's 1997 Stock Option Plan (the "Option Plan"). The Corporation's prior Stock Option Plan terminated, by its own terms, on December 31, 1996. The purpose of the Option Plan is to encourage stock ownership by certain officers, employees, and non-employee directors, so that they may acquire a proprietary interest in the success of the Corporation. The Option Plan is intended to provide an incentive for maximum effort in the successful operation of the Corporation, to encourage certain employees of the Corporation to remain in the employ of the Corporation, to attract non-employee directors to the Corporation and to encourage non-employee directors to remain with the Corporation. Therefore, the Board of Directors has adopted and recommends that the stockholders approve the Option Plan as set forth on Exhibit A to this Proxy Statement.


     The Option Plan provides for the grant of qualified and non-qualified stock options to certain officers, employees, non-employee directors and consultants of the Corporation. The following is a brief summary of the principal features of the Option Plan proposed by the Board of Directors, which the Corporation believes is a fair and complete summary of the Option Plan. This summary is qualified in its entirety by reference to the terms of the Option Plan set forth as Exhibit A.

  Available Shares under the Option Plan


     Under the terms of the Option Plan, 4,000,000 shares of authorized but unissued shares of Common Stock of the Corporation are reserved for issuance. The Option Plan provides for the grant of options that are intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code as well as non-qualified options. As of February, 1997, there were approximately 140 employees and 3 directors eligible to receive options under the Option Plan. No options have yet been granted to any eligible individuals under this Option Plan.


  Administration


     The Plan will be administered by a Stock Option Committee (the "Committee") appointed by the Board of Directors of the Corporation (the "Board"). The Committee will select the officers, employees and consultants of the Corporation and subsidiaries to whom options may be granted and shall be responsible for such actions which are required to be taken by outside directors to qualify for the exceptions under Internal Revenue Code sec. 162(m) for performance-based compensation. Options granted to non-employee directors of the Corporation are fixed pursuant to the terms of the Option Plan.


  Price, Term and Exercise of Option

     The exercise price of options granted under the Option Plan may not be less than 100% of the fair market value of the Common Stock on the date of the grant, as determined in accordance with the Option Plan. The maximum option term will be 10 years. No person may receive any incentive stock option if, at the time of grant such person owns directly or indirectly more than 10% of the total combined voting power of the Corporation unless the Option price is at least 110% of the fair market value of the Common Stock and the exercise period of such incentive option is by its terms limited to five years. There is also a $100,000 limit on the value of stock (determined at the time of grant) covered by incentive stock options that first become exercisable by an optionee in any calendar year. No option may be granted more than 10 years after the effective date of the Option Plan.

     Payment for the shares purchased under the Option Plan may be made either in cash or cash equivalents, or by exchanging shares of Common Stock of the Corporation with a fair market value equal to or less than the total option price plus cash for any difference or by a combination of the foregoing. Options may also be exercised by the optionee directing that certificates for the shares purchased be delivered to a licensed broker acceptable to the Corporation as agent for the optionee, provided that the broker tenders to the Corporation cash or cash equivalents to the option exercise price plus the amount of any taxes that the Corporation may be required to withhold in connection with the exercise of the option.

  Eligibility

     The plan provides that options may be granted to any employee or consultant of the Corporation or any of its subsidiaries, including officers and directors. Each "Outside Director," as that term is defined in the Plan, shall be granted an option to purchase 5,000 shares of Stock, subject to the terms and conditions specified in the Plan, on the day of his/her election at each annual meeting of the Stockholders of the Corporation. Subject to the availability of shares, each person elected to the Board of Directors, for the first time, as an "Outside Director," after the effective date of the Plan, shall be granted an Option to purchase 12,500 shares of Stock subject to the terms and conditions of the Plan, as of the date such "Outside Director" takes office. The Plan provides that an individual may hold more than one Option subject to such restrictions provided therein.

  Restriction on Transfer and Termination of Employment

     Unless set forth in the option agreement at the time of grant or at any time thereafter, options shall not be assignable by the optionee other than by will or the laws of descent and distribution and only such optionee may exercise the option. If an employee's employment with the Corporation or a subsidiary terminates by reason of death or permanent and total disability, his or her options, whether or not then exercisable, may be exercised by the employee, or by the executors or administrators or legatees or distributees of such Optionee's estate, whichever may apply, at any time within six months after termination of such service or employment and prior to termination of the option as further provided in the Option Plan. If the optionee's employment terminates for any reason other than death or disability, options held by such optionee will terminate one month after the date of such termination unless otherwise provided in the Option Plan. The Board or the Committee may, subject to the terms of the Option Plan, extend the time period during which the option may be exercised by so providing in the option agreement. Options granted to non-employee directors of the Corporation shall remain exercisable for their remaining term in the event the non-employee director ceases to be a member of the Board of Directors by reason of death or permanent and total disability and three months following the date on which the non-employee director ceases to be a member of the Board for any other reason.

  Government Regulations

     The Option Plan and the grant and exercise of options thereunder shall be subject to all applicable governmental rules and regulations; and, notwithstanding any other provision of the Option Plan or any agreement to the contrary, the Board of Directors may in its discretion make such changes in the Option Plan and such agreements as may be required, in its discretion, to conform the Option Plan and such agreements to such rules and regulations.

  Federal Income Tax Treatment

     An optionee will not be deemed to have received taxable income upon the grant or exercise of any incentive stock option (except that the alternative minimum tax may apply). Any gain realized upon a disposition of shares received pursuant to the exercise of an incentive stock option will be taxed as a long-term capital gain, so long as the optionee holds the shares for at least two years after the date of grant and for at least one year after the date of exercise. Upon exercise of a nonstatutory stock option, unless an appropriate election had been made upon grant, an optionee will be deemed to receive ordinary income in an amount equal to the difference between the exercise price and the fair market value of the underlying stock on the date of exercise.

     Generally, neither gain or loss will be recognized by the Corporation upon the grant or exercise of an incentive stock option. Upon the exercise of a nonstatutory stock option, the Corporation will be entitled to a deduction for the amount recognized as ordinary income by the optionee. If Common Stock acquired upon the exercise of an incentive stock option is disposed of prior to satisfaction of the holding periods described above, generally the optionee will be deemed to have realized as ordinary income, and the Corporation will be allowed to deduct, the excess of the market value at the date of exercise over the option price. If an optionee pays the exercise of an option by delivering shares of Common Stock, the exchange of shares generally will be treated as a non-taxable transaction (provided, in the case of an incentive stock option, that the shares delivered in payment are not shares acquired upon exercise of an incentive stock option which have not satisfied the holding period requirements discussed above).


     The affirmative vote of the majority of the outstanding shares of Common Stock present, or represented and entitled to vote at the meeting, is necessary for the approval of the Option Plan.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION AND APPROVAL OF THE OPTION PLAN.

            RATIFICATION AND APPROVAL OF APPOINTMENT OF INDEPENDENT
                  CERTIFIED PUBLIC ACCOUNTANTS -- PROPOSAL (4)

     The Corporation has been advised that a representative of Deloitte & Touche LLP will be present at the 1997 Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions raised.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present, or represented and entitled to vote at the meeting, is necessary for the ratification and approval of the appointment of Deloitte & Touche LLP. In the event of a negative vote on the ratification of such selection, the Board of Directors will reconsider its selection.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION AND APPROVAL OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE CERTIFIED PUBLIC ACCOUNTANTS OF THE CORPORATION FOR 1997.

                                 OTHER BUSINESS

     The Board of Directors does not know of any other business to be presented at the meeting and does not intend to bring before the meeting any matter other than the proposals described herein. However, if any other business should come before the meeting, or any adjournment thereof, the person(s) named in the accompanying proxy will have discretionary authorization to vote all proxies in accordance with their best judgment.

                             STOCKHOLDER PROPOSALS

     Proposals on matters appropriate for Stockholder consideration, consistent with the regulations of the Securities and Exchange Commission, which are submitted by Stockholders for inclusion in the proxy statement and form of proxy for the 1998 Annual Meeting of Stockholders, must be received by the Corporation on or before January 1, 1998. Such Stockholder proposals may be mailed to Mr. Mitchell Goldberg, Executive Vice-President, Noven Pharmaceuticals, Inc., 11960 Southwest 144th Street, Miami, Florida 33186.

                                    GENERAL

     In order that all holders of Common Stock may be represented at the Annual Meeting, it is extremely important that proxies be returned promptly.

     PLEASE SIGN, DATE AND MAIL OR OTHERWISE DELIVER THE ENCLOSED PROXY. THE ACCOMPANYING ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

     Stockholders mailing or otherwise delivering their proxies who attend the meeting may, if desired, revoke their proxies and personally vote their shares by ballot at the meeting. Your cooperation in promptly returning your proxy will be appreciated and will help secure, at an early date, a quorum for our meeting.

                                          By order of the Board of Directors

                                          /s/ Steven Sablotsky
                                          -----------------------------------
                                          Steven Sablotsky
                                          Chairman of the Board and President

                                  EXHIBIT "A"

                               STOCK OPTION PLAN

     Noven Pharmaceuticals, Inc., a Delaware corporation (the "Company") sets forth herein the terms of this Stock Option Plan (the "Plan") as follows:

1.  PURPOSE

     The Plan is intended to advance the interests of the Company by providing eligible individuals (as designated pursuant to Section 4 below) with an opportunity to acquire or increase a proprietary interest in the Company, which will thereby create a stronger incentive to expend maximum effort for the growth and success of the Company and its subsidiaries, and will encourage such eligible individuals to remain in the employ or service of the Company or that of one or more of its subsidiaries. Each stock option granted under the Plan (an "Option") is intended to be an "incentive stock option" ("Incentive Stock Option") within the meaning of Section 422 of the Internal Revenue Code of 1986, or the corresponding provision of any subsequently-enacted tax statute, as amended from time to time (the "Code"), except (i) to the extent that any such Option would exceed the limitations set forth in Section 7 below; (ii) for Options specifically designated at the time of grant as not being "incentive stock options"; and (iii) for Options granted to consultants or to members of the board of directors of the Company who are not officers or other employees of the Company or any "subsidiary corporation" (a "Subsidiary") thereof within the meaning of Section 424(f) of the Code or to directors of any Subsidiary who are not officers or other salaried employees of the Company (a "Subsidiary Director"). If any Options granted hereunder shall, for any reason, fail to qualify as an Incentive Stock Option, they shall nevertheless be deemed options issued by the Company pursuant to the Plan and for tax purposes shall be "non-qualified stock options."

2.  ADMINISTRATION

     (a) Board. The Plan shall be administered by the Board of Directors of the Company (the "Board"), which shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan or any Option or Option Agreement (as defined in Section 8 below) entered into hereunder and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Board to be necessary or appropriate to the administration of the Plan or any Option granted or Option Agreement entered into hereunder. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting at which any issue relating to the Plan is properly raised for consideration or without a meeting by written consent of the Board executed in accordance with the Company's Certificate of Incorporation and By-Laws, and with applicable law. The interpretation and construction by the Board of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final and conclusive.

     (b) Committee. The Board shall appoint a Stock Option Committee (the "Committee"), which may be the Compensation Committee, consisting of not less than two members of the Board, none of whom shall be an officer or other salaried employee of the Company or any of its subsidiaries, and each of whom shall qualify in all respects as a "non-employee director" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and as an "outside director" under Section 162(m)(4)(C)(i) of the Code. The Committee shall be solely responsible for those actions and responsibilities which are required to be taken by outside directors to qualify for the exceptions under Code sec. 162(m) and the regulations thereunder for performance-based compensation. The Board, in its sole discretion, may provide that the role of the Committee shall be otherwise limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the Board may delegate to the Committee such powers and authorities related to the administration of the Plan, as set forth in Section 2(a) above, as the Board shall determine, consistent with the Certificate of Incorporation and By-Laws of the Company and applicable law. The Board may remove members, add members, and fill vacancies on the Committee from time to time, all in accordance with the Company's Certificate of Incorporation and By-Laws, and with applicable law. The majority vote of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

     (c) No Liability. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted or Option Agreement entered into hereunder, and the Company shall indemnify and hold harmless any member of the Board or Committee from any and all damages, losses or claims, including reasonable attorneys fees, arising from their actions (or inactions) in connection with this Plan or its administration.

     (d) Delegation to the Committee. In the event that the Plan or any Option granted or Option Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in
Section 2(b) above. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final and conclusive.

     (e) Action by the Board. The Board may act under the Plan with respect to any Option granted to or Option Agreement entered into with an officer, director or stockholder of the Company who is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") other than by, or in accordance with the recommendations of, the Committee, constituted as set forth in Section 2(b) above, only if the Plan is otherwise administered in accordance with the provisions of Rule 16b-3 and if the provision of Code sec. 162(m) are not applicable to such recommendations.

3.  STOCK

     The stock that may be issued pursuant to Options granted under the Plan shall be shares of common stock, par value $.0001 per share, of the Company (the "Stock"), which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate 4,000,000 shares. The foregoing numbers of shares are subject to adjustment as provided in Section 17 below. If any Option expires, terminates, or is terminated or canceled for any reason prior to exercise in full, the shares of Stock that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan and such number of shares shall be restored to the number of shares available for issuance under Options granted.

4.  ELIGIBILITY

     (a) Employees and Subsidiary Directors. Options may be granted under the Plan to any employee or consultant of the Company or any Subsidiary (including any such employee who is an officer or director of the Company or any Subsidiary) or to any Subsidiary Director as the Board or Committee shall determine and designate from time to time prior to the expiration or termination of the Plan.

     (b) Outside Directors. On the day of each annual meeting of the Stockholders of the Company, each director who is not then an employee of the Company or any of its subsidiaries (an "Outside Director"), shall be granted an Option to purchase 5,000 shares of Stock, in each case at the price and upon the other terms and conditions specified in the Plan. In addition, subject to the availability of shares of Stock under the Plan, each person first elected to the Board as an Outside Director after the effective date of the Plan, shall be granted, as of the date such individual takes office, an Option to purchase 12,500 shares of Stock at the price and upon the terms and conditions specified in the Plan. Each Option granted to an Outside Director shall be granted at an Option Price equal to 100 percent of the fair market value of a share of Stock on the date of grant (determined under Section 9 below) and upon the other terms and conditions specified in the Plan. Except as provided in this Section 4(b), no Outside Director shall be eligible to be granted Options under this Plan.

     (c) Multiple Grants. An individual may hold more than one Option subject to such restrictions as are provided herein.

5.  EFFECTIVE DATE AND TERMS OF THE PLAN

     (a) Effective Date. The Plan shall be effective and considered adopted as of January 1, 1997, subject to approval of the Plan within one year of such effective date by a majority of the votes present and entitled to vote at a duly held meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding voting stock is present, either in person or by proxy; provided, however, that upon approval of the Plan by stockholders of the Company as set forth above, all Options granted under the Plan on or after the effective date shall be fully effective as if the stockholders of the Company had approved the Plan on the effective date. If the stockholders fail to approve the Plan within one year of such effective date, any Options granted hereunder shall be null and void and of no effect.

     (b) Term.  The Plan shall terminate on December 31, 2006.

6.  GRANT OF OPTIONS

     Subject to the terms and conditions of the Plan, the Board or Committee may, at any time and from time to time, prior to the date of termination of the Plan, grant to such eligible individuals as the Board or Committee may determine ("Optionees"), Options to purchase such number of shares of the Stock on such terms and conditions as the Board or Committee may determine, including any terms or conditions which may be necessary to qualify such Option as "incentive stock options" under Section 422 of the Code. The date on which the Board or Committee approves the grant of an Option (or such later date as is specified by the Board or Committee) shall be considered the date on which such Option is granted.

7.  LIMITATION ON INCENTIVE STOCK OPTIONS

     An Option (other than an Option described in exception (ii) or (iii) of Section 1) shall constitute an Incentive Stock Option to the extent that the aggregate fair market value of Stock (determined at the time the Option is granted) with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under the Plan and all other plans of the Optionee's employer corporation and its parent and subsidiary corporations within the meaning of Section 422(d) of the Code) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

8.  OPTION AGREEMENTS

     All Options granted pursuant to the Plan shall be evidenced by written agreements ("Option Agreements"), to be executed by the Company and by the Optionee, in such form or forms and containing such provisions as the Board or Committee shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Option Agreements shall comply with all terms of the Plan.

9.  OPTION PRICE

     The purchase price of each share of the Stock subject to an Option (the "Option Price") shall be fixed by the Board or Committee and stated in each Option Agreement, and shall be not less than 100 percent of the fair market value of a share of Stock on the date the Option is granted (as determined in good faith by the Board or Committee); provided, however, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than ten percent), the Option Price of an Option that is intended to be an Incentive Stock Option shall be not less than 110 percent of the fair market value of a share of Stock at the time such Option is granted. In the event that the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the Nasdaq National Market System, or is publicly traded on an established securities market, in determining the fair market value of the Stock, the Board or Committee shall use the closing price of the Stock on such exchange or System or in such market (the highest such closing price if there is more than one such exchange or market) on the trading date the Option is granted (or, if there is no such closing price, then the Board or Committee shall use the mean between the high and low prices on such date or if unavailable the mean between the high and low bid prices on such date), or, if no sale (or bid) of the Stock had been made on such day, on the next preceding day on which any such sale (or bid) shall have been made.

10.  TERM AND EXERCISE OF OPTION

     (a) Term. Each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of ten years from the date such Option is granted, or, with respect to Options granted to persons other than Outside Directors, on such date prior thereto as may be fixed by the Board or Committee and stated in the Option Agreement relating to such Option; provided, however, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than ten percent), an Option granted to such Optionee that is intended to be an Incentive Stock Option, shall in no event be exercisable after the expiration of five years from the date it is granted.

     (b) Option Period and Limitations on Exercise. Each Option granted to persons other than Outside Directors under the Plan shall be exercisable, in whole or in part, at any time and from time to time, over a period commencing on or after the date of grant and ending upon the expiration or termination of the Option, as the Board or Committee shall determine and as set forth in the Option Agreement relating to such Option. Without limiting the foregoing, the Board or Committee, subject to the terms and conditions of the Plan, may in its sole discretion provide that an Option may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding; provided, however, that any such limitation on the exercise of an Option contained in any Option Agreement may be rescinded, modified or waived by the Board or Committee, in its sole discretion, at any time and from time to time after the date of such Option, so as to accelerate that time at which the Option may be exercised. Subject to Section 10(a), each Option granted to

Outside Directors shall be exercisable, in whole or in part, at any time and from time to time, over a period commencing on the date of grant and ending upon the expiration of the Option as set forth in the Option Agreement. Notwithstanding any other provision of the Plan, no Option granted to an Optionee under the Plan shall be exercisable in whole or in part prior to the date the Plan is approved by the stockholders of the Company as provided in
Section 5 above.

     (c) Method of Exercise. An Option that is exercisable hereunder may be exercised by delivery to the Company on any business day, at its principal office, addressed to the attention of the Committee (or Board if no Committee), of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time, shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option at the time of exercise. Except as provided in the next following sentence, payment in full of the Option Price of the shares for which the Option is being exercised shall accompany the written notice of exercise of the Option and shall be made either (i) in cash or in cash equivalents; (ii) through the tender to the Company of shares of Stock, including the shares of Stock subject to the Option being exercised, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined in the manner described in Section 9 above) on the date of exercise; or (iii) by a combination of the methods described in (i) and (ii); provided, however, that the Board or Committee may in its discretion impose and set forth in the Option Agreement pertaining to an Option granted to persons other than Outside Directors such limitations or prohibitions on the use of shares of Stock to exercise Options as it deems appropriate. Unless the Board or Committee shall provide otherwise, in the case of an Option Agreement relating to an Option granted to someone other than an Outside Director, payment in full of the Option Price need not accompany the written notice of exercise provided the notice of exercise directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing his ownership of such shares. A separate Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option which is an Incentive Stock Option which certificate or certificates shall not include any shares which were purchased pursuant to the exercise of an Option which is not an Incentive Stock Option. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Stock covered thereby are fully paid and issued to him and, except as provided in Section 17 below, no adjustments shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

11.  TRANSFERABILITY OF OPTIONS

     Unless set forth in the Option Agreement at the time of grant, or at any time thereafter, no Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution and during the lifetime of an Optionee to whom an Option is granted, only such Optionee (or, in the event of legal incompetency, the Optionee's guardian or legal representative) may exercise the Option.

12.  TERMINATION OF SERVICE OR EMPLOYMENT

     (a) Employees and Subsidiary Directors. Upon the termination of the employment or service of an Optionee (other than an Outside Director) with the Company or a Subsidiary, other than by reason of the death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, any Option granted to an Optionee pursuant to the Plan shall terminate one month after the date of such termination of employment, unless earlier terminated pursuant to Section 10(a); provided, however, that the Board or Committee may provide, by inclusion of appropriate language in any Option Agreement, that the Optionee may (subject to the general limitations on exercise set forth in Section 10(b) above), in the event of termination of service or employment of the Optionee with the Company or a Subsidiary, exercise an Option, in whole or in part, at any time subsequent to such termination of service or employment and prior to termination of the Option pursuant to Section 10(a) above, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 10(b) above. Whether a leave of absence or leave on military or government service shall constitute a termination of service or employment for purposes of the Plan shall be determined by the Board or Committee, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment with the Company or a Subsidiary shall not be deemed to occur if the Optionee is immediately thereafter employed with or in the service of the Company or any Subsidiary.

     (b) Outside Directors. Except as provided in Section 13(c), any Option granted to an Outside Director shall terminate upon the expiration of three months after the termination of the Outside Director's service with the Company other than because of death or "permanent and total disability" as defined above, or, if earlier, upon the expiration of ten years after grant of the Option.

  13.  RIGHTS IN THE EVENT OF DEATH OR DISABILITY

     (a) Death of an Employee or Subsidiary Director. If an Optionee (other than an Outside Director) dies while in the employ or service of the Company or a Subsidiary or within the period following the termination of employment or service during which the Option is exercisable under Section 12 above or 13(b) below, the executors or administrators or legatees or distributees of such Optionee's estate shall have the right (subject to the general limitations on exercise set forth in Section 10(b) above), at any time within six months after the date of such Optionee's death and prior to termination of the Option pursuant to Section 10(a) above, to exercise any Option held by such Optionee at the date of such Optionee's death, whether or not such Option was exercisable immediately prior to such Optionee's death; provided, however, that the Board or Committee may provide by inclusion of appropriate language in any Option Agreement that, in the event of the death of the Optionee, the executors or administrators or legatees or distributees of such Optionee's estate may exercise an Option (subject to the general limitations on exercise set forth in Section 10(b) above), in whole or in part, at any time subsequent to such Optionee's death and prior to termination of the Option pursuant to Section 10(a) above, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 10(b) above.

     (b) Disability of an Employee or Subsidiary Director. If an Optionee (other than an Outside Director) terminates employment or service with the Company or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, then such Optionee shall have the right (subject to the general limitations on exercise set forth in Section 10(b) above), at any time within six months after such termination of service or employment and prior to termination of the Option pursuant to Section 10(a) above, to exercise, in whole or in part, any Option held by such Optionee at the date of such termination of service or employment, whether or not such Option was exercisable immediately prior to such termination of service or employment; provided, however, that the Board or Committee may provide, by inclusion of appropriate language in any Option Agreement, that the Optionee may, in the event of the termination of service or employment of the Optionee with the Company or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, exercise an Option, in whole or in part, at any time subsequent to such termination of service or employment and prior to termination of the Option pursuant to Section 10(a) above, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 10(b) above. Whether a termination of service or employment is to be considered by reason of "permanent and total disability" for purposes of this Plan shall be determined by the Board or Committee, which determination shall be final and conclusive.

     (c) Death or Disability of an Outside Director. Any Option granted to an Outside Director shall remain exercisable for its remaining term in the event the Outside Director's termination of service is by reason of death or "permanent and total disability," as defined above, or, in the event of the Outside Director's death during the three-month period following the Outside Director's termination of service by reason other than death or permanent and total disability during which the Option was exercisable pursuant to Section 12(b) above.

14.  USE OF PROCEEDS

     The proceeds received by the Company from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

15.  REQUIREMENTS OF LAW

     (a) Violations of Law. The Company shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Specifically in connection with the Securities Act of 1933 (as now in effect or as hereafter amended), upon exercise of any Option, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Option, the Company shall not be required to sell or issue such shares unless the Board or Committee has received evidence satisfactory to it that the holder of such Option may acquire such shares pursuant to an exemption from registration under such Act. Any determination in this connection by the Board or Committee shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended). The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

     (b) Compliance with Rule 16b-3. The intent of this Plan is to qualify for the exemption provided by Rule 16b-3 promulgated under the Exchange Act. To the extent any provision of the Plan does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board or Committee and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board, or the Committee acting on behalf of the Board, may exercise discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

16.  AMENDMENT AND TERMINATION OF THE PLAN

     The Board or Committee may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Options have not been granted; provided, however, that no amendment by the Board or Committee shall, without approval by a majority of the votes present and entitled to vote at a duly held meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, or by written consent, in accordance with applicable state law and the Certificate of Incorporation and By-Laws of the Company, materially increase the benefits accruing to participants under the Plan, change the requirements as to eligibility to receive Options or increase the maximum number of shares of Stock in the aggregate that may be sold pursuant to Options granted under the Plan (except as permitted under Section 17 hereof). Except as permitted under this Section 16, no amendment, suspension or termination of the Plan shall, without the consent of the holder of the Option, alter or impair rights or obligations under any Option theretofore granted under the Plan.

17.  EFFECT OF CHANGES IN CAPITALIZATION

     (a) Changes in Stock. If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increases or decreases in such shares effected without receipt of consideration by the Company, occurring after the effective date of the Plan, the number and kinds of shares of Stock for the purchase of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares of Stock for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the holder of the Option immediately following such event shall, to the extent practicable, remain the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares of Stock subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

     (b) Reorganization in Which the Company Is the Surviving
Corporation. Subject to Subsection (c) hereof, if the Company shall be the surviving corporation in any reorganization, merger, or consolidation of the Company with one or more other corporations, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation.

     (c) Reorganization in Which the Company Is Not the Surviving Corporation or Sale of Assets of Stock. Upon the dissolution or liquidation of the Company, or upon a merger, consolidation, reorganization or other business combination of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of all or substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board which results in any person or entity (or persons or entities acting as a group or otherwise in concert) owning 80 percent or more of the combined voting power of all classes of stock of the Company, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each individual holding an Option shall have the right immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Board or Committee in its sole discretion shall determine and designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs and without regard to any installment limitation on exercise imposed pursuant to Section 10(b) above. The Board or Committee shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its stockholders.

     (d) Adjustments. Adjustments under this Section 17 related to Stock or securities of the Company shall be made by the Board or Committee, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

     (e) No Limitations on Company. The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

18.  DISCLAIMER OF RIGHTS

     No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Subsidiary, or to interfere in any way with the right and authority of the Company or any Subsidiary either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Subsidiary.

19.  NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes or individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

                                                                   APPENDIX B

                          NOVEN PHARMACEUTICALS, INC.
        PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 3, 1997

    The signer(s) hereby appoint(s) Steven Sablotsky, Mitchell Goldberg and Sheldon H. Becher, or any one of them, with power of substitution in each, proxies to vote all Common Stock of the signer(s) in Noven Pharmaceuticals, Inc. at the Annual Meeting of Stockholders, to be held June 3, 1997, and at all adjournments thereof, as specified on the matters indicated hereon, and in their discretion on any other business that may properly come before such Meeting. This Proxy is solicited on behalf of the Board of Directors.

1. ELECTION OF DIRECTORS

  To elect five directors for a term of one year as indicated below:

 Stephen Sablotsky, Mitchell Goldberg, Sheldon H. Becher, Sidney Braginsky and
                               Lawrence J. DuBow

2. PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.


3. PROPOSAL TO RATIFY AND APPROVE A STOCK OPTION PLAN WHICH PROVIDES FOR THE GRANT OF INCENTIVE STOCK OPTIONS AND NON-QUALIFIED STOCK OPTIONS.


4. PROPOSAL TO RATIFY AND APPROVE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR 1997.

    The shares represented by this Proxy will be voted as directed by the Stockholder(s) on the reverse side hereof. If this Proxy is signed and returned but no direction is indicated, this Proxy will be voted FOR the election of directors and Items 2, 3 and 4 as set forth in the Proxy Statement dated May 1, 1997.

    (Vote and sign on the other side. Signature(s) should be exactly as addressed. When signing as Attorney, Executor, Administrator, Personal Representative, Trustee or Guardian, please give your full title as such.)

                                                                                       ------------------------
                                                                                           Please mark your vote
                                                                                                with an X.
                                                                                            Avoid using red ink

                                                                                       ------------------------

1. ELECTION OF DIRECTORS

  The Board of Directors recommends a vote FOR Item 1.

   [ ] Vote For all Nominees*                            [ ] Withhold vote for all Nominees

*To withhold authority to vote for any Nominee write the Nominee's name here:

--------------------------------------------------------------------------------

2. RATIFY AND APPROVE INCREASE IN NUMBER OF SHARES OF COMMON STOCK

The Board of Directors recommends a vote FOR Item 2.

        [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

3. RATIFY AND APPROVE STOCK OPTION PLAN

The Board of Directors recommends a vote FOR Item 3.

        [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

4. RATIFY AND APPROVE ACCOUNTANTS

The Board of Directors recommends a vote FOR Item 4.

        [ ] FOR          [ ] AGAINST          [ ] ABSTAIN
                                                   Dated               , 1997
                                                        ---------------

                                                   --------------------------
                                                     Signature of Stockholder

                                                   --------------------------
                                                       Signature (if joint)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY. DO NOT FOLD, STAPLE, OR MUTILATE.